SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2006

Morgan Stanley
(Exact Name of Registrant
as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11758 (Commission File Number)	36-3145972 (IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

   Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On June 23, 2006, Morgan Stanley (the “Company”) announced that Charles E. Phillips, Jr. has been elected to the Company’s Board of Directors, effective June 22, 2006. The Board of Directors determined that Mr. Phillips is independent in accordance with the director independence standards established under the Company’s Corporate Governance Policies. In connection with Mr. Phillips’ election, the Board of Directors increased its size to 12. Mr. Phillips’ election brings the number of independent directors on the Board of Directors to 10. Mr. Phillips’ committee assignments have not been determined at the time of this filing.

   Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

Exhibit
Number	Description

99	Press Release of Morgan Stanley dated June 23, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY
(Registrant)

Date:	June 23, 2006	By:	/s/ William J. O’ Shaughnessy, Jr.

			Name:	William J. O’ Shaughnessy, Jr.
			Title:	Assistant Secretary